================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): November 13, 2007
                                                  (November 8, 2007)

                         UNIVERSAL DETECTION TECHNOLOGY
               (Exact name of Registrant as specified in charter)

         California                    000-14266                95-2746949
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

                         9595 Wilshire Blvd., Suite 700
                         Beverly Hills, California 90212
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 248-3655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13(e)-4(c))

================================================================================

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

         On November 8, 2007, the Registrant entered into three agreements pursuant to which it has issued an aggregate of 84,864,575 shares of its common stock (the "Shares"). The offers and sales of the Shares were made in private transactions not involving a public offering, without any general solicitation or advertising, to entities with preexisting relationships with the Registrant and, accordingly, are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) of the Securities Act.

         The Shares were issued at a price of $0.0008 per share in exchange for the surrender and cancellation of an aggregate of $67,891.66 of indebtedness owed by the Registrant to the recipients of the Shares. The Registrant has not received and will not receive any other consideration for these issuances.


                            [SIGNATURE PAGE FOLLOWS]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UNIVERSAL DETECTION TECHNOLOGY

By:     /s/ Jacques Tizabi
        ----------------------------------
        Jacques Tizabi
        Chief Executive Officer
        Dated: November 9, 2007